CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS
Interest income from a related party	$ 9,176	$ 7,878	$ 3,880
Loss from the operations of the discontinued operations, net of tax expenses	0	0	0
Gain on deconsolidation of the subsidiaries, tax expense	0	0	0
(Loss) income from discontinued operations, net of tax expenses	$ 0	$ 0	$ 0